UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2009
IXIA
(Exact name of registrant as specified in its charter)

California	000-31523	95-4635982

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26601 W. Agoura Road, Calabasas, California	91302

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 818.871.1800
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1

Item 9.01 Financial Statements and Exhibits	1

EX-10.1

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (e) Amendment No. 2 to 2008 Equity Incentive Plan
     On May 28, 2009, at the 2009 Annual Meeting of the Shareholders of Ixia (the “Company”), the shareholders of the Company approved Amendment No. 2 to the Ixia 2008 Equity Incentive Plan (as amended to date, the “2008 Plan”). The Company’s Board of Directors had approved Amendment No. 2 in March 2009, subject to shareholder approval.
     Under the 2008 Plan, the Company is authorized to grant nonstatutory stock options, restricted stock units, restricted stock awards and share appreciation rights to employees of and consultants to the Company and its affiliates. The Company is also authorized to grant incentive stock options to employees of the Company and its affiliates. Awards granted under the 2008 Plan may also qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.
     Pursuant to Amendment No. 2:
•	the total number of shares authorized and reserved for issuance under the 2008 Plan has been increased by 3,000,000 from a total of 8,572,295 shares to a total of 11,572,295 shares; and

•	the limitation on the aggregate number of shares that may be issued pursuant to restricted stock units and restricted stock awards granted under the 2008 Plan has been increased by 3,000,000 from a total of 2,000,000 shares to a total of 5,000,000 shares.
     The foregoing description of the 2008 Plan, including Amendment No. 2 thereto, is qualified in its entirety by reference to (i) Amendment No. 2, which is included as Exhibit 10.1 to this Current Report on Form 8-K, and (ii) the Ixia 2008 Equity Incentive Plan and Amendment No. 1 thereto, which were included as Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 000-31523), as filed with the Securities and Exchange Commission on June 3, 2008.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
          The following Exhibit 10.1 is filed as a part of this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Amendment No. 2 to Ixia 2008 Equity Incentive Plan, as amended

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia
Dated: June 2, 2009	By:	/s/ Ronald W. Buckly
Ronald W. Buckly
Senior Vice President, Corporate Affairs and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 to Ixia 2008 Equity Incentive Plan, as amended